SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                 April 13, 2000




                                  Designs, Inc.
             ( Exact name of registrant as specified in its charter)



Delaware                            0-15898                 04-2623104
-----------                       -----------             -----------------
(State or other jurisdiction      (Commission             (IRS Employer
 of incorporation)                  File Number)         Identification No.)




66 B Street, Needham, MA                                         02494
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(Address of principal executive offices)                      ( Zip Code )




                                  781-444-7222
                                  ------------
                         Registrant's telephone number,
                              including area code )


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Item 5.  New Chairman and Directors

On April 13, 2000, the Company announced that Seymour Holtzman was elected Chairman of the Board of Directors. In addition, David A. Levin, recently appointed to the position of President and Chief Executive Officer, and Stanley Berger, one of the original founders of Designs, Inc., were appointed as Directors of the Company, increasing the Company's Board of Directors to nine members.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    DESIGNS, INC.

Dated: April 13, 2000                           by: /s/David A. Levin
                                                    ---------------------
                                                     David A.Levin, President,
                                                     Chief Executive Officer
                                                      and Director